================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        LEXINGTON PRECISION CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                 -------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2000


         The Annual Meeting of Stockholders of LEXINGTON PRECISION CORPORATION (the "Company") will be held at the offices of Nixon Peabody LLP, 437 Madison Avenue, 24th Floor, New York, New York, on Tuesday, May 23, 2000, at 10:30 A.M., for the purpose of considering and acting upon the following matters:

         1. The election of four directors as set forth in the accompanying Proxy Statement.

         2. The ratification or disapproval of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2000; and

         3. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

         Pursuant to the provisions of the Bylaws, the Board of Directors has fixed the close of business on April 10, 2000, as the record date for determining the stockholders of the Company entitled to receive notice of and to vote at the meeting and any adjournments thereof.

       PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                            By Order of the Board of Directors,


                                            Kenneth I. Greenstein
                                            Secretary

April 28, 2000
New York, New York

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                               ------------------


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2000


         This Proxy Statement is being mailed to stockholders on or about April 28, 2000, in connection with the solicitation of proxies by the Board of Directors of LEXINGTON PRECISION CORPORATION, a Delaware corporation (the "Company"), to be voted at the annual meeting of stockholders of the Company to be held on May 23, 2000 (the "Annual Meeting"). Accompanying this Proxy Statement are the Notice of Annual Meeting of Stockholders and a form of proxy for such meeting and a copy of the Company's Annual Report for the year ended December 31, 1999, which contains financial statements and related data.

         All proxies that are properly completed, signed, and returned to the Company in time will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder prior to the exercise thereof upon written notice to the Secretary of the Company. Stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire.

         The cost of preparing and mailing the accompanying form of proxy and related materials and the cost of soliciting proxies will be borne by the Company. The Company has requested brokers, custodians, and other like parties to distribute proxy materials to the beneficial owners of shares and to solicit their proxies and will reimburse such persons for their services in doing so. Without additional compensation, officers and regular employees of the Company may solicit proxies personally or by telephone. The cost of additional solicitation incurred other than by use of the mails is estimated not to exceed $3,000.

         Only stockholders of record at the close of business on the record date, April 10, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the record date, there were outstanding 4,828,036 shares of the Company's common stock, $0.25 par value (the "Common Stock"), and 3,300 shares of its $8 Cumulative Convertible Preferred Stock, Series B, $100 par value (the "Series B Preferred Stock"), each entitling the holder thereof to one vote per share. The affirmative vote of a plurality of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. All other matters require the affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from the election of directors will be counted to determine the presence or absence of a quorum for the transaction of business at the Annual Meeting, but they have no legal effect under Delaware law and, consequently, will not affect the outcome of the voting on such proposal. With regard to other proposals, abstentions may be specified and will have the same effect as votes against the subject proposal at the Annual Meeting. Broker nonvotes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) are counted for purposes of determining a quorum for the transaction of business at the Annual Meeting but are not considered as votes for purposes of determining the outcome of a vote.


                             PRINCIPAL STOCKHOLDERS

         The following table sets forth the beneficial ownership of the Company's Common Stock, as of April 10, 2000, by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock.

                   NAME AND ADDRESS OF                 SHARES OF COMMON STOCK               PERCENT OF
                     BENEFICIAL OWNER                  BENEFICIALLY OWNED (1)               CLASS OWNED
                   -------------------                 ----------------------               -----------
             Michael A. Lubin                                1,516,242(2)                      31.4%
             Lubin, Delano & Company
             767 Third Avenue
             New York, New York  10017

             Warren Delano                                   1,385,855(3)                      28.7
             Lubin, Delano & Company
             767 Third Avenue
             New York, New York  10017

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, except as set forth in the notes to the table.

(2) Includes (i) 35,000 shares owned by each of Mr. Lubin's two minor children, with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act, (ii) 50,000 shares owned by an Individual Retirement Account of Mr. Lubin, and (iii) 89,062 shares owned by a retirement benefit plan of which Mr. Lubin is a beneficiary.

(3) Includes (i) 110,750 shares owned by Individual Retirement Accounts of Mr. Delano and (ii) 89,062 shares owned by a retirement benefit plan of which Mr. Delano is a beneficiary.



                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Bylaws of the Company provide for the election of directors for terms expiring in 2001. The stockholders will be asked to vote at the Annual Meeting for the election of four directors, each to serve until the annual meeting of stockholders to be held in 2001 and until his successor has been elected and qualified. Unless authority to vote for the election of a director is specifically withheld by appropriate designation on the face of the proxy, it is the intention of the persons named in the accompanying proxy to vote such proxy for the election of William B. Conner, Warren Delano, Kenneth I. Greenstein, and Michael A. Lubin as directors, to serve until the 2001 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Conner, Delano, Greenstein, and Lubin are presently members of the Board of Directors. The proxies cannot be voted for a greater number of persons than four in respect of Proposal 1. Management has no reason to believe that the named nominees will be unable or unwilling to serve, if elected. However, in such case, it is intended that the individuals named in the accompanying proxy will vote for the election of such substituted nominees as the Board of Directors may recommend.

         Certain information concerning the nominees is set forth in the following table.

                                                              PRINCIPAL OCCUPATION, BUSINESS
       NAME                   AGE                              EXPERIENCE, AND DIRECTORSHIPS
       ----                   ---                             ------------------------------
William B. Conner              67       Private Investor. President and director of Conner Holding Company, a holding company for aviation companies, and Chairman of the Board of the subsidiaries thereof for more than five years. Director of the Company since 1981.

Warren Delano                  49       President of the Company for more than five years. Partner of Lubin,
                                        Delano & Company, an investment banking and consulting firm, for more than five years. Director of the Company since 1985.

Kenneth I. Greenstein          70       Secretary of the Company since September 1979. Consultant since January
                                        1998. Prior thereto, stockholder of a professional corporation that was a partner in Nixon, Hargrave, Devans & Doyle LLP, a law firm, for more than five years. Director of the Company since 1978.

Michael A. Lubin               50       Chairman of the Board of the Company for more than five years. Partner of
                                        Lubin, Delano & Company, an investment banking and consulting firm, for more than five years. President and Chief Operating Officer of Salant
                                        Corporation, a manufacturer of men's, women's, and children's apparel, from April 1997 through July 1997 and Executive Vice President and Chief
                                        Operating Officer of Salant Corporation from October 1995 through March
                                        1997. On December 29, 1998, Salant Corporation filed a petition seeking relief from creditors under chapter 11 of the U.S. Bankruptcy Code.
                                        Director of the Company since 1985.



                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors met five times during 1999. During 1999, each director attended all meetings held by the Board of Directors and the meetings held by the Committees of the Board of Directors on which such person served.

         The Board of Directors has a standing Audit Committee and a standing Compensation Committee. As of April 28, 2000, the members of those committees are as follows:



               NAME OF COMMITTEE                   CHAIRMAN                         OTHER MEMBER
               -----------------                   --------                         ------------
            Audit Committee                 Kenneth I. Greenstein               William B. Conner

            Compensation Committee          William B. Conner                   Kenneth I. Greenstein

         The Audit Committee, which is composed of two non-employee members of the Board of Directors, met twice during 1999. Its functions include consulting periodically with the Company's independent auditors as to the nature, scope, and results of their audit of the accounts of the Company, reviewing the Company's internal accounting controls and procedures, and such other related matters as the Audit Committee deems advisable.

         The Compensation Committee, which is composed of two non-employee members of the Board of Directors who are not eligible to receive restricted stock awards pursuant to the Company's 1986 Restricted Stock Award Plan, met twice during 1999. Its functions included reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Committee administers the Company's 1986 Restricted Stock Award Plan and is responsible for determining the employees of the Company to whom, and the times at which, awards will be granted.

         Each member of the Board of Directors receives an annual fee of $12,000. Directors receive $1,000 for each Board or Committee meeting attended in person as well as reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors receive $250 for each Board or Committee meeting attended by telephone. There are no other fees paid to directors for services rendered as members of the Board.


                               EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the executive officers of the Company.


                     NAME                           POSITION AND OFFICES                         AGE
                     ----                           --------------------                         ---
             Michael A. Lubin             Chairman of the Board                                   50

             Warren Delano                President and Director                                  49

             Dennis J. Welhouse           Senior Vice President, Chief Financial                  51
                                          Officer, and Assistant Secretary

             Kelly L. MacMillan           Treasurer                                               34

         Mr. Lubin has been Chairman of the Board of the Company for more than five years. For more than five years, Mr. Lubin has been a partner of Lubin, Delano & Company, an investment banking and consulting firm. Mr. Lubin was President and Chief Operating Officer of Salant Corporation, a manufacturer of men's, women's, and children's apparel, from April 1997 through July 1997 and was Executive Vice President and Chief Operating Officer of Salant Corporation from October 1995 through March 1997. On December 29, 1998, Salant Corporation filed a petition seeking relief from creditors under chapter 11 of the U.S. Bankruptcy Code.

         Mr. Delano has been President of the Company for more than five years. For more than five years, Mr. Delano has been a partner of Lubin, Delano & Company, an investment banking and consulting firm.

         Dennis J. Welhouse has been Senior Vice President, Chief Financial Officer, and Assistant Secretary of the Company for more than five years.

         Kelly L. MacMillan has been Treasurer of the Company since July 1995. Ms. MacMillan served as Assistant Treasurer of the Company from November 1991 through June 1995.

         Each of the Company's executive officers serves at the pleasure of the Board of Directors.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock, as of April 10, 2000, by each director and director nominee, by each of the named executive officers, and by all directors and executive officers as a group.


                                                     SHARES OF COMMON STOCK                   PERCENT OF
         NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)                   CLASS OWNED
         ------------------------                  ---------------------------                -----------
         Michael A. Lubin                                   1,516,242(2)                         31.4%
         Warren Delano                                      1,385,855(3)                         28.7
         William B. Conner                                    219,906(4)                          4.6
         Dennis J. Welhouse                                    90,842(5)                          1.9
         Kenneth I. Greenstein                                 35,636(6)                           *
         Kelly L. MacMillan                                      -                                 -

         Directors and executive officers
           as a group (6 persons)                           3,248,481(7)                         67.3


      * Less than 1 percent.

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, except as set forth in the notes to the table.

(2) Includes (i) 35,000 shares owned by each of Mr. Lubin's two minor children, with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act, (ii) 50,000 shares owned by an Individual Retirement Account of Mr. Lubin, and (iii) 89,062 shares owned by a retirement benefit plan of which Mr. Lubin is a beneficiary.

(3) Includes (i) 110,750 shares owned by Individual Retirement Accounts of Mr. Delano and (ii) 89,062 shares owned by a retirement benefit plan of which Mr. Delano is a beneficiary.

(4) Includes 158,594 shares owned by Conner Holding Company, a Nevada corporation, of which Mr. Conner is president, a director, and majority stockholder.

(5) Includes 25,000 shares granted to Mr. Welhouse on January 28, 2000, pursuant to the Company's Restricted Stock Award Plan.

(6) Includes 8,170 shares owned by a retirement benefit plan of which Mr. Greenstein is the sole beneficiary.

(7)  See footnotes 1 through 6, above.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers and directors and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and to furnish to the Company copies of all such filings.

         Based solely upon a review of (i) copies of Forms 3, 4, and 5, and amendments thereto, furnished to the Company during and with respect to 1999, and (ii) written representations from certain reporting persons, the Company is not aware that any director, executive officer, or beneficial owner of more than 10% of the Common Stock failed to file on a timely basis any report required by
Section 16(a) of the Securities Exchange Act of 1934, as amended, during 1999.


                             EXECUTIVE COMPENSATION

         The following table summarizes, for the Company's past three fiscal years, the compensation paid to each of the Company's executive officers whose total annual salary and bonus exceeded $100,000.


                                            SUMMARY COMPENSATION TABLE


                                                          ANNUAL COMPENSATION
            NAME AND                FISCAL           ---------------------------           ALL OTHER
      PRINCIPAL POSITION             YEAR             SALARY($)        BONUS($)(1)      COMPENSATION($)
------------------------------      ------           ----------        -----------      ---------------
  Michael A. Lubin                   1999             267,000(2)          93,750                  -
  Chairman of the Board              1998             214,125(2)               -                  -
                                     1997             215,750(2)               -                  -


Warren Delano                        1999             267,000(3)          93,750                  -
  President and Director             1998             214,125(3)               -                  -
                                     1997             215,750(3)               -                  -



Dennis J. Welhouse                   1999             144,200             32,445                7,645(4)
  Senior Vice President,             1998             140,000                  -                7,576(4)
  Chief Financial Officer, and       1997             135,000                  -                7,772(4)
  Assistant Secretary

(1) Amounts reported in a particular year reflect bonuses earned for services rendered in that year and paid in that year or the following year.

(2) Includes (i) compensation, paid indirectly to Mr. Lubin through Lubin, Delano & Company, in the amounts of $250,000 during 1999 and $200,000 during 1998 and 1997, for services rendered as an executive officer of the Company and (ii) fees paid to Mr. Lubin for serving as a member of the Company's Board of Directors. Lubin, Delano & Company is an investment banking and consulting firm of which Messrs. Lubin and Delano are the only partners. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(3) Includes (i) compensation, paid indirectly to Mr. Delano through Lubin, Delano & Company, in the amounts of $250,000 during 1999 and $200,000 during 1998 and 1997, for services rendered as an executive officer of the Company and (ii) fees paid to Mr. Delano for serving as a member of the Company's Board of Directors. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(4) Includes (i) Company contributions of $7,219, $7,000, and $7,241, made to Mr. Welhouse's account under the Company's 401(k) Plan in 1999, 1998, and 1997, respectively, and (ii) insurance premiums of $426, $576, and $531 paid by the Company in 1999, 1998, and 1997, respectively, for term life insurance owned by Mr. Welhouse.

         No stock options or stock appreciation rights were granted to, exercised by, or held by any of the persons named in the Summary Compensation Table above during 1999, 1998, or 1997.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed of two non-employee members of the Company's Board of Directors. The Compensation Committee is responsible, subject to the approval of the Board of Directors, for reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Committee administers the Company's 1986 Restricted Stock Award Plan and is responsible for determining to whom, and the times at which, awards will be granted.

COMPENSATION PHILOSOPHY AND POLICY

         The Company's compensation program generally is designed to motivate and reward the Company's executive officers for attaining financial, operational, and strategic objectives that will contribute to the overall goal of enhancing stockholder value. The principal elements of the compensation plan include base salary and cash bonus awards.

         BASE SALARY. In determining the base pay levels for executive officers of the Company, the Compensation Committee considers the compensation paid by a group of industrial companies that are generally similar to the Company. The group of companies with which the Company compares itself for this purpose is subject to change as the companies change size or focus, merge, or are acquired. Base pay levels, prior to taking into account other factors considered by the Compensation Committee, are at the mid-range of base pay levels for such group of companies. The Compensation Committee believes that the Company's most direct competitors are private companies that do not publicly disclose information regarding executive compensation, financial condition, or operating performance. The Compensation Committee also believes that the companies with which the Company compares itself for the purpose of determining executive compensation are not necessarily included in the indices used to compare stockholder returns that are contained elsewhere in the Proxy Statement in which this report appears. In determining the salary component of compensation packages for executive officers, the Compensation Committee also takes into consideration the recent performance of the individual and the Company, the experience of the individual, and the scope and complexity of the position. The Compensation Committee does not assign weights to these factors and does not consider any one factor more important than another.

         INCENTIVE COMPENSATION PLAN. To provide incentives to increase profitability, the Company has an incentive compensation plan that provides for the payment of cash bonus awards to executive officers and other eligible employees of the Company. Bonus awards for eligible divisional employees are based upon the attainment of predetermined profit targets at each respective division. Bonus awards for executive officers and other eligible corporate employees are based upon the attainment of predetermined consolidated profit targets. The Compensation Committee is responsible for the supervision of the plan.

The Company also has a restricted stock plan but did not utilize the plan for incentive compensation during 1999, 1998, and 1997.

         COMPENSATION OF MESSRS. DELANO AND LUBIN. Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 1999, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, were $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated profit targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received payments for 1999 in the aggregate amount of $187,500 under the incentive compensation plan. These amounts were paid during March 2000.

         The compensation paid for the combined services of Messrs. Delano and Lubin as President and Chairman of the Board of the Company, respectively, was agreed to after considering the responsibilities of such positions and the competitive marketplace for executive talent. The Compensation Committee believes that the compensation package payable to Lubin, Delano & Company for the combined services of Messrs. Delano and Lubin in 1999 as executive officers of the Company comports with the Compensation Committee's subjective perception of the base compensation levels of chief executives employed by other industrial companies, both public and private.


                                                COMPENSATION COMMITTEE

                                                William B. Conner, Chairman

                             STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock, based on the market price of the Common Stock, with the yearly cumulative total return on the common stock of companies in the S & P 500 Index and the NASDAQ Composite Index.

                    COMPARISON OF FIVE-YEAR TOTAL RETURN FOR
               LEXINGTON PRECISION CORPORATION, NASDAQ COMPOSITE
                               INDEX AND S&P 500
                                  [LINE GRAPH]




                  Lexington Precision Corporation
                        Shares of Common Stock                     S&P 500 Index              NASDAQ Composite Index
                  --------------------------------            ------------------------      ----------------------------
                    Closing              Indexed                              Indexed                          Indexed
Date                 Price               12/31/94              Close         12/31/94        Close             12/31/94
---------------   --------------------------------            ------------------------      -----------------------------
12/31/94            $1.7500              $100.00                 459.27       $100.00          751.96          $100.00
12/31/95             2.5000               142.86                 615.93        134.11        1,052.14           139.92
12/31/96             2.1250               121.43                 740.74        161.29        1,291.03           171.69
12/31/97             2.6875               153.57                 970.43        211.30        1,570.35           208.83
12/31/98             1.5000                85.71               1,229.23        267.65        2,192.69           291.60
12/31/99             1.1875                67.86               1,469.25        319.91        4,069.31           541.16


         At December 31, 1994, no material trading data for the Company's Common Stock was publicly available. Based upon then-current conversations with market-makers in the Common Stock, the Company believes that the bid quotation for the Common Stock was $1.75 per share at December 31, 1994. At December 31, 1994, 1995, 1996, 1997, 1998, and 1999, the last trade listed on the OTC
Bulletin Board, provided by the National Association of Securities Dealers, was $1.75, $2.50, $2.125, $2.6875, $1.50, and $1.1875 per share, respectively. The
Company believes that twelve brokerage firms currently make a market in the Company's Common Stock, although both bid and asked quotations may at times be limited.


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Warren Delano and Michael A. Lubin beneficially own 28.7% and 31.4%, respectively, of the Common Stock of the Company.

         Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 1999, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, were $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated profit targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received payments for 1999 in the aggregate amount of $187,500 under the incentive compensation plan.

         Messrs. Delano and Lubin and their affiliates are holders of $1,500,000 principal amount of the Company's 12 3/4% Senior Subordinated Notes due February 1, 2000, and $347,000 principal amount of the Company's 14% Junior Subordinated Nonconvertible Notes due May 1, 2000. On February 1, 2000, Messrs. Delano and Lubin converted the $1,000,000 principal amount of the Company's 14% Junior Subordinated Convertible Notes due May 1, 2000, into 440,000 shares of Common Stock in accordance with the terms of such notes. In 1999, Messrs. Delano and Lubin and their affiliates received interest payments on these notes in the aggregate amount of $379,783.


        PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the accounts of the Company for the year ending December 31, 2000. Ernst & Young LLP has been employed by the Company as its independent auditor since the fiscal year ended May 31, 1989.

         Stockholders are asked to approve the action of the Board of Directors in appointing Ernst & Young LLP. It is intended that, unless any proxy is marked to the contrary, the shares represented by such proxy shall be voted for the ratification of such appointment. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.


                              STOCKHOLDER PROPOSALS

         Proposals by stockholders intended to be presented at the next annual meeting (to be held in 2001) must be received by the Secretary of the Company on or before December 20, 2000, in order to be included in the proxy statement and the proxy for that meeting. Stockholder proposals intended to be raised at the 2001 Annual Meeting but not intended to be included in next year's proxy materials must be received by the Secretary of the Company on or before March 4, 2001. Proposals should be directed to the Secretary, Lexington Precision Corporation, 767 Third Avenue, New York, NY 10017 and must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.


                                  OTHER MATTERS

         Management does not know of any other matters that are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         A copy of the Company's Annual Report for the year ended December 31, 1999, which includes financial statements and related data, accompanies this Proxy Statement.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation" and "Stock Price Performance" will not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                      By Order of the Board of Directors,

                                      Kenneth I. Greenstein
                                      Secretary

Dated:    April 28, 2000
          New York, New York

                                                                      PROXY
                        LEXINGTON PRECISION CORPORATION
                                767 Third Avenue
                            New York, New York 10017

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
       THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 23, 2000

     The undersigned hereby appoints as Proxies, each of WARREN DELANO and DENNIS J. WELHOUSE, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Lexington Precision Corporation held of record by the undersigned on April 10, 2000, at the Annual Meeting of Stockholders to be held on May 23, 2000, and any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

     PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

                                                         (see reverse side)
 ...............................................................................
                                  DETACH CARD

                        LEXINGTON PRECISION CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

[                                                                              ]

                                                     FOR   WITHHELD  FOR ALL
                                                     ALL      ALL    EXCEPT:
1. Election of 4 Directors                          / /    / /        / /      3. In their discretion, the Proxies are
 William B. Conner, Warren Delano, Kenneth I.                                  authorized to vote upon any other business
   Greenstein, Michael A. Lubin                                                that may properly come before the
                                                                               meeting.

------------------------------------
 (Except nominee(s) written above)                   FOR    AGAINST  ABSTAIN
                                                                               Plan to Attend Meeting                       / /
2. Ratify the appointment of Ernst & Young LLP as   / /    / /        / /
independent auditors.
                                                                               Address change requested                     / /


                                                   Date:                  , 2000
                                                        ------------------

                                                   -----------------------------

                                                   -----------------------------
                                                   Signature(s)

                                                   NOTE: Please sign exactly as
                                                         name appears hereon.

                                         If shares are registered in more than
                                         one name, the signatures of all such
                                         persons are required. A corporation
                                         should sign in the full corporate name
                                         by a duly authorized officer stating
                                         his title. Trustees, guardians,
                                         executors, and administrators should
                                         sign in their official capacity giving
                                         their full title as such. If a
                                         partnership, please sign in the
                                         partnership name by authorized persons.

 ................................................................................
            [ARROW]           FOLD AND DETACH HERE           [ARROW]

         PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY
                         USING THE ENCLOSED ENVELOPE.